                                                                    Exhibit 99.1


               STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER
                         AND PRINCIPAL FINANCIAL OFFICER
                        REGARDING FACTS AND CIRCUMSTANCES
                        RELATING TO EXCHANGE ACT FILINGS


      I, William M. Aber, Jr., Chief Executive Officer of The American Energy Group, Ltd., hereby state and attest that:

      (1) To the best of my knowledge, based upon a review of the covered reports of The American Energy Group, Ltd. and, except as corrected or supplemented in a subsequent covered report:

      o No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

      o No Covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

      (2) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report".

      o The Annual Report on Form 10-K filed with the Commission for the fiscal year ended June 30, 2002 of The American Energy Group, Ltd.

      o All reports on Form 10-Q and all reports on Form 8-K filed with the Commission subsequent to the filing of the Form 10-K identified above; and

      o     Any amendments to any of the foregoing.


      SUBSCRIBED AND SWORN BEFORE ME this 15h day of October, 2002.


  /s/ WILLIAM M. ABER, JR.            /s/ MICHAEL ZABRANSKY
------------------------------      ----------------------------------
William M. Aber, Jr.                Michael Zabransky
Chief Executive Officer             Notary Public
                                    My Commission Expires:

 /s/ DEAN SMITH
------------------------------
Dean Smith
Chief Financial Officer

                         THE AMERICAN ENERGY GROUP, LTD.
                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANE OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


      Pursuant to the requirements of Section 906 of the Sarbane Oxley Act of 202 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certifies as follows:

      1. I am the Chief Executive Officer of The American Energy Group, Ltd. (the "Corporation").

      2.    To the best of my knowledge:

            (a) The Corporation's June 30, 2002 Form 10 K filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); and

            (b) The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.


      DATED:      October 15, 2002



                                    By:  /s/ WILLIAM M. ABER, JR.
                                       ---------------------------------
                                          William M. Aber, Jr.
                                          Chief Executive Officer

                         THE AMERICAN ENERGY GROUP, LTD.
                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANE OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


      Pursuant to the requirements of Section 906 of the Sarbane Oxley Act of 202 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certifies as follows:

      1. I am the Chief Financial Officer of The American Energy Group, Ltd. (the "Corporation").

      2.    To the best of my knowledge:

            (a) The Corporation's June 30, 2002 Form 10 K filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); and

            (b) The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

      DATED:      October 15, 2002



                                    By:   /s/ DEAN SMITH
                                       ---------------------------------
                                          Dean Smith
                                          Chief Financial Officer